UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

PARK-PREMIER MINING COMPANY

(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	1-1701 (Commission File Number)	87-6116557 (IRS Employer Identification No.)

32391 Horseshoe Drive, Evergreen, Colorado 80439

(Address of principal executive offices)(Zip Code)

(303) 670-3885

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On October 19, 2006, Park-Premier Mining Company (the “Registrant” or “Company”) engaged the accounting firm of EKS&H to serve as the Registrant’s independent public accountants and to audit the Registrant’s financial statements beginning with fiscal year ending December 31, 2003. The Registrant’s Board of Directors approved the appointment of EKS&H. The Registrant amicably concluded its relationship with its former independent public account, Miller and McCollom, effective with the appointment of EKS&H. The Registrant’s Board of Directors approved both the appointment of EKS&H and the conclusion of its relationship of Miller and McCollom.

During the two most recent fiscal years and the subsequent interim period through October 19, 2006, there were no disagreements with Miller and McCollom on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Miller and McCollom would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Registrant has requested Miller and McCollom to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated October 19, 2006 is filed as Exhibit 16.1 to this Form 8-K.

The audit report of Miller and McCollom for the financial statements of the Registrant as of December 31, 2002, contained a separate paragraph stating: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has limited working capital and continued operating losses, which raise substantial doubts about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

There were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B occurring within the Registrant’s two most recent fiscal years and the subsequent interim period ending October 19, 2006.

During the Registrant’s two most recent fiscal years and through October 19, 2006, the period prior to the engagement of EKS&H, neither the Registrant nor anyone on its behalf consulted EKS&H regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements. Further, EKS&H has not provided written or oral advice to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

Item 9.01	Financial Statements and Exhibits

Exhibits:

Regulation S-B Number	Document
16.1	Letter from Miller and McCollom dated October 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-PREMIER MINING COMPANY
October 19, 2006	/s/ Robert Dunlap
Robert W. Dunlap Chief Executive and Chief Financial Officer

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